                                                                    Exhibit 10.5



                    Confidential materials omitted and filed
                   separately with the Securities and Exchange
                                   Commission.
                           Asterisks denote omissions.





DATED                              18th March                               1994
--------------------------------------------------------------------------------


                       LICENCE AND DISTRIBUTION AGREEMENT

                      FOOTPRINTS INTERNATIONAL LIMITED (1)
                      (trading as Cambridge CD Publishing)
                           CASCADE SYSTEMS LIMITED (2)




                                 LAWRENCE GRAHAM
                                   190 Strand
                                 London WC2R 1JN

                                Tel: 071-379 0000

                               Ref WXB/0004624.01

                                    CONTENTS
                                    --------


No.       Heading                                                           Page
---       -------                                                           ----

1         DEFINITIONS                                                          1

2         APPOINTMENT                                                          5

3         GRANT OF LICENCES                                                    5

4         CSUK's OBLIGATIONS AND REPRESENTATIONS                               6

5         CCDP's OBLIGATIONS                                                   9

6         PAYMENT OF LICENCE FEES                                             10

7         WARRANTY                                                            13

8         LIMITATION OF LIABILITY                                             14

9         PATENT, DESIGN RIGHT, COPYRIGHT AND TRADE SECRET INDEMNITY          15

10        PROPRIETARY RIGHTS AND PROTECTION OF PROGRAMS                       16

11        TERM AND TERMINATION                                                18

12        INDEMNITY                                                           20

13        CONFIDENTIALITY                                                     20

14        ENTIRE AGREEMENT                                                    21

15        NON-WAIVER AND AMENDMENT                                            21

16        NOTICES                                                             21

17        ASSIGNMENT                                                          21

18        CONFLICT WITH STATUTE OR LAW                                        22

19        COMPLIANCE WITH LAWS                                                22

20        NO PARTNERSHIP OR AGENCY                                            23

21        FORCE MAJEURE                                                       23

22        SURVIVAL                                                            23

23        EQUITABLE RELIEF                                                    23

24        APPLICABLE LAW AND JURISDICTION                                     24

25        HEADINGS                                                            24

SCHEDULE 1:  PROGRAMS

SCHEDULE 2:  ACCEPTANCE TESTS

SCHEDULE 3:  LOCATION OF DEMONSTRATION SITES

ANNEX 1:  COPYRIGHT DECLARATION

THIS AGREEMENT is made the 18th day of March 1994 BETWEEN:

(1) FOOTPRINTS INTERNATIONAL LIMITED whose registered office is at St. Mary's House, 47 High Street, Trumpington, CB2 2HZ, trading as Cambridge CD Publishing ("CCDP"); and
(2) CASCADE SYSTEMS LIMITED whose registered office is at 2 Norwich Business Park, Whiting Road, Norwich NR4 6DJ ("CSUK").

WHEREAS:
(A) CCDP has the exclusive world-wide marketing and sub-licensing rights of certain computer software referred to herein as the "Programs";
(B) CSUK is engaged in the business of systems integration in servicing UK (and, through its sister company Cascade Systems Inc. formerly known as Advanced Prepress Systems Inc. USA), newspaper and commercial publishing companies. It develops, markets and licenses computer software products for high-end printing techniques in the Territory (as hereinafter defined); and
(C) CSUK desires to obtain a non-exclusive licence to use the Programs to develop, market and sub-license software products for newspaper and commercial publishing companies;

IT IS AGREED as follows:

1.       DEFINITIONS
         The following terms are defined for the purpose of this Agreement as follows:

         "Acceptance Date"                   shall mean the date on which the
                                             Program passes the Acceptance Tests
                                             in accordance with Clause 5.3
                                             hereof and incorporating the
                                             Runtime Programs;

         "Acceptance Tests"                  shall mean the tests set forth in
                                             SCHEDULE 2;

         "Application Product or Products"   shall mean an integrated system
                                             comprising the Index Product linked
                                             with one or more Reader Products,
                                             developed by CSUK using the
                                             Programs in accordance with Clause
                                             3.1.1 hereof and incorporating the
                                             Runtime Programs;

         "Customer"                          shall mean a sub-licensee of one or
                                             more Application Products in the
                                             Territory;

         "Index Product"                     shall mean a server based product
                                             that can extract text from an
                                             Acrobat or other database archive,
                                             apply indexing strategies including
                                             the English stem stripping
                                             component, to produce an index with
                                             pointers back to the documents held
                                             within the original Acrobat or
                                             other database system archive which
                                             shall have a minimum published list
                                             price of p2500 or the US dollar
                                             equivalent;

         "Normal UK Working Hours"           shall mean between 9:00 a.m. to
                                             5:00 p.m. (UK time) from Monday to
                                             Friday but excluding public
                                             holidays;

         "Product Market"                    shall mean the newspaper and
                                             magazine prepress industry and
                                             commercial publishing business;

         "Program or Programs"               shall mean CCDP's indexing and text
                                             retrieval software programs known
                                             as MUSCAT together with a standard
                                             Application Program Interface which
                                             enables the MUSCAT program to be
                                             linked with, and called from, other
                                             programs which use C programming
                                             language as listed in SCHEDULE 1 in
                                             machine readable binary code and
                                             all Updates thereof furnished to
                                             CSUK. "Programs" shall include all
                                             Runtime Programs;

         "Proprietary Material"              shall mean the Programs, related
                                             instructional and operational
                                             manuals and other documentation,
                                             and all parts, copies and
                                             modifications thereof, and any
                                             other information, in whatever
                                             form, received by CSUK from CCDP
                                             which is identified as being
                                             proprietary or confidential or
                                             which is not generally known or
                                             available to others in the trade;

         "Published List Price"              shall mean the price set forth in
                                             the local, publically declared and
                                             published price list generally
                                             applicable to purchasers (in US
                                             dollars, Canadian Dollars or pounds
                                             sterling as relevant) (net of Value
                                             Added Tax or any other similar
                                             sales tax payable thereon) for the
                                             Application Product and each part
                                             thereof which is in force from time
                                             to time in that part of the
                                             Territory in which the purchaser
                                             operates;

         "Quarter Day"                       shall mean 31st March, 30th June,
                                             30th September and 31st December in
                                             any year;

         "Reader Product"                    shall mean a client based product
                                             that can read indexes crated by the
                                             Index Product. The Reader Product
                                             can be created on a number of
                                             different operating system
                                             platforms, each reading the one
                                             index on a central server. The
                                             Reader Product shall have a minimum
                                             published retail list price of p200
                                             or the US dollar equivalent;

         "Relevant Part"                     shall mean that part of the
                                             Application Product which
                                             incorporates, demonstrates and
                                             relates in any other way to the use
                                             and modification of the Runtime
                                             Programs or any part of the Runtime
                                             Programs and which contains an
                                             outline of the basic structure of
                                             the Application Product;

         "Runtime Programs"                  shall mean the Programs or portions
                                             of Programs or other programs which
                                             are derived directly or indirectly
                                             from and which use the technology
                                             incorporated in the Programs, that
                                             are embedded in the Application
                                             Product as a result of CSUK's
                                             operation of the Programs in
                                             accordance with Clause 3.1.1
                                             hereof;

         "Sub-Distributor"                   shall refer to a party which has an
                                             agreement with CSUK to distribute
                                             Application Products to Customers
                                             in accordance with the terms of
                                             this Agreement (including, without
                                             limitation, Cascade Systems
                                             International, Inc.);

         "Territory"                         shall mean the United Kingdom, the
                                             United States of America and
                                             Canada;

         "Updates"                           shall mean error corrections,
                                             modifications, and updates that
                                             CCDP incorporates officially into
                                             its standard UK version of any of
                                             the Programs together with related
                                             documentation.

2.       APPOINTMENT
2.1 Subject to the terms and conditions of this Agreement, CCDP hereby appoints CSUK, and CSUK hereby accepts and agrees to act, as a non-exclusive value added reseller for the Application Product for CCDP in the Product Market in the Territory for the term of this Agreement.
         2.1.1 Notwithstanding anything to the contrary herein, nothing in this Agreement shall be deemed to limit or prevent CCDP directly or indirectly, from marketing, distributing, licensing or selling the Programs anywhere throughout the world, including in the Territory.
         2.1.2 Except as otherwise authorised in writing by CCDP, CSUK shall not market, demonstrate, advertise, promote, distribute or engage in other activities to sub-license the Programs outside the Territory but CSUK may respond to and fill unsolicited orders for the Runtime Programs as part of or embedded in the Application Product from Customers and potential Customers in any member state of the European Community.
         2.1.3 CSUK may appoint Sub-Distributors for the sub-licensing of the Application Product in the Product Market in the Territory, provided that each Sub-Distributor shall be bound by a written agreement with CSUK that (i) protects the confidentiality of CCDP's proprietary rights in, the Proprietary Material to the same extent as provided herein and (ii) limits the liability of CCDP to the same extent as provided herein.

3.       GRANT OF LICENCES
3.1 CCDP hereby grants to CSUK, and CSUK hereby accepts, the following non-exclusive and non-transferable licences, to commence on the Acceptance Date subject to the terms and conditions of this Agreement:
         3.1.1 A licence to operate the Programs in the Territory in accordance with CCDP's instructional and operational manuals for the purposes of CSUK's internal use, development of Application Product and providing support services to Customers.
         3.1.2 A licence to market, distribute and sub-license in the Product Market and in the Territory by itself and through authorised Sub-Distributors the Runtime Programs as part of and embedded in Application Products on any operating system. This licence includes a licence to copy the Runtime Programs in conjunction with copying Application Products for the purposes of distributing and sub-licensing Application Products.
         3.1.3 A licence to operate the Runtime Programs at two sites in the UK and at two sites in the USA, such sites to be at the locations specified in SCHEDULE 3 and at trade shows in the Territory such as WONA, Seybold and Ipex for the sole purpose of demonstrating the operation and capabilities of the Application Products to prospective Sub-Distributors and Customers.
         3.1.4 A licence to adapt and rewrite but not copy certain related portions (but not the whole) of the instructional or operational manuals relating to the Programs in conjunction with producing documentation for the purposes of distributing and sub-licensing the Application Products provided that CSUK shall in each case obtain CCDP's prior written approval of such documentation, such approval not to be unreasonably withheld or delayed.
3.2 The licences granted herein do not include the right to distribute or sub-license Runtime Programs outside the Product Market or separate or apart from

         Application Products, or as part of rather than the whole of an Application Product to modify, enhance, translate or crate any works derivative of the Programs other than Application Products, or to permit any other person to have access to the Programs by means of time sharing, remote computing services, networking, batch processing or any means other than sub-licensing Application Products in accordance with Clause 3.1.2 hereof.
3.3      The licences granted herein shall commence on the Acceptance Date.

4.       CSUK'S OBLIGATIONS AND REPRESENTATIONS
4.1 CSUK shall, at its own expense, promote, publicise and market the Application Products in the Territory.
4.2 When delivery by CSUK of a copy of a Runtime Program to a Sub-Distributor or Customer is authorised hereunder, CSUK may copy the Application Product in which the Runtime Program is embedded, provided that every such copy of the Runtime Programs provided to a Sub-Distributor or Customer by CSUK shall include clearly legible reproductions within the local routine, on related documentation, on the disc and on the packaging, of CCDP's and, as the case may be, Dr. Martin Porter's copyright and proprietary rights notices and (unless CCDP give CSUK not less than 30 days notice in writing not to use such logo or mark) a copy of CCDP's logo and trademark "MUSCAT" as provided to CSUK from time to time.
4.3 It is acknowledged by CSUK and CCDP that from the Acceptance Date, CSUK shall own all copyright in the Application Product except for the Runtime Programs.
4.4
         4.4.1 Prior to or upon delivery of an Application Product to a Customer, CSUK shall or shall ensure that a Sub-Distributor shall enter into a binding agreement with the Customer to sub-license the Runtime Programs, which agreement shall incorporate standard software end-user licence terms which are adequate to protect CCDP's rights to no lesser extent than in this Agreement and the form of such agreement shall be approved by CCDP prior to such agreement becoming binding.
         4.4.2 CSUK shall, at its own expense, enforce the obligations of each Sub-Distributor under the agreement described in Clause
                  2.1.3 hereof and each Customer under the agreement described in Clause 4.4.1 hereof, and shall promptly report to CCDP any breach of such a Sub-Distributor or Customer agreement that arises out of or relates to the confidentiality of, or CCDP's or Dr. Martin Porter's proprietary rights in, the Proprietary Materials or the limitation of CCDP's liability. CSUK shall assign to CCDP, at CCDP's sole option, any rights that CSUK has against its Sub-Distributors and Customers under such agreements arising from any of CCDP's or Dr. Martin Porter's confidentiality or proprietary rights provisions and, after any such assignment, CSUK agrees to co-operate fully with CCDP in any proceedings or actions connected therewith at CCDP's expense;
         4.4.3 CSUK may grant to a Customer an Application Product temporary trial sub-licence at no charge, provided that:

                  (a) the Customer enters into a sub-licence agreement in accordance with Clause 4.4.1 hereof;
                  (b) at any one time, the total trial sub-licences in the Territory shall not exceed sixteen;
                  (c) each trial sub-licence shall be for a period not to exceed sixty days; and
                  (d) CSUK shall pay to CCDP a sub-licence fee as described in Clause 6.3 hereof for each copy of an Application Product that a trial sub-licence Customer retains for longer than sixty days.
4.5 CSUK shall report to CCDP on a quarterly basis the identity, address and customer contacts of Sub-Distributors. CSUK shall report to CCDP on a quarterly basis the identity and address of all Customers who have entered into an agreement with CSUK in accordance with Clauses 2.1.3 or
         4.4.1 hereof. At CCDP's request, CSUK shall provide CCDP with periodic forecasts estimating value and closing dates of Runtime Program sub-licences and such other information relating to Customers and the marketing and distribution of the Runtime Programs as CCDP shall reasonably request from time to time.
4.6 For the term of this Agreement and one year thereafter, CCDP shall have the right, at its own expense and under reasonable conditions of time and place from time to time to have a mutually agreed to independent auditor audit and copy all records of CSUK and its Sub-Distributors relating to any of CSUK's obligations under this Agreement. In the event any such audit discloses any material breach of this Agreement by CSUK or its Sub-Distributors, employees or agents, CSUK shall, in addition to such other rights and remedies as may be available to CCDP as the result of such breach, pay to CCDP the full cost of such audit and copying. CCDP shall use such information only to verify and enforce CSUK's compliance with the terms of this Agreement, to comply with any governmental reporting requirement or for such other purposes as required by law.
4.7 CSUK shall, at its own cost, provide full and adequate maintenance and support services for the Runtime Programs as part of the Application Product.
4.8 CSUK shall provide CCDP with a copy (in a form easily readable by CCDP) of the Relevant Part of each and every version of the Application Product including related documentation within 90 days of the completion of each applicable version. CCDP agrees to use such copies solely for the purposes of back up and reference to be able to support the Programs and not to sell or part with the possession of such copies to any third party.
4.9 CSUK and CCDP agree that CSUK shall pay a fee in an amount to be reasonably agreed from time to time with CCDP, in respect of any copies of Runtime Programs licensed to third parties where CCDP was directly or indirectly, the effective cause of such licence or licences.

5.       CCDP's OBLIGATIONS
5.1      CCDP shall provide to CSUK a copy of the Programs indicated in
         SCHEDULE 1 in binary form for use by CSUK in accordance with Clause
         3.1.1 hereof.
5.2 CCDP shall provide to CSUK copies of the related instructional and operational manuals and other reference documentation which can only be copied in accordance with Clause 3.1.4. CCDP will be responsible for maintaining and updating such reference documentation as it deems necessary.
5.3 CCDP shall carry out the installation of the Program promptly after delivery and shall carry out the Acceptance Tests in the presence of CSUK as soon as possible after installation. CCDP & CSUK agree to take all reasonable steps to ensure that the Programs pass the Acceptance Tests. CSUK shall be deemed to accept the Programs upon the date on which such Programs pass the Acceptance Tests and CCDP shall reasonably agree on whether such tests have been passed or not provided that if agreement has not been reached by that date which is thirty calendar days after the date of this agreement, then this Agreement shall automatically terminate. Upon such termination, CSUK shall promptly return all Proprietary Material to CCDP in accordance with Clause 10.7, the provisions of Clause 11 shall not apply and CCDP shall have no obligation to refund the amounts set forth under Clauses 6.1.1 and
         6.1.2 hereof.
5.4 CCDP shall provide, free of charge, CSUK with any Updates as soon as reasonably practicable.
5.5 CCDP shall, subject to the availability of personnel and other resources, provide to CSUK, during Normal UK Working Hours, consulting services per day or per half day at CSUK's request. Up to and including 31st December 1994 the cost of such consulting services shall be p350.00 per man day and p175.00 per half day and from 1st
         January 1995 onwards the cost shall be such amount as is agreed between CSUK and CCDP.
5.6 CCDP shall, subject to the availability of personnel and other resources, provide to CSUK during normal UK working hours a reasonable amount of hotline support and advice by telephone on the Programs and such advice shall be free of charge to CSUK.
5.7 CCDP agrees to provide, free of charge, CSUK with 10 man-days of training in the use of the Programs. The timing of such days shall be reasonably agreed between CCDP and CSUK. Any further training required by CSUK shall be on terms and at a charge to be agreed from time to time by CCDP and CSUK.
5.8 Notwithstanding Clause 7.4, CCDP agrees to use all reasonable endeavours to rectify any errors or defects in the Programs which are reported in writing to CCDP by CSUK, by the issue of fixes or a corrected version of the Programs or the applicable part of the Program provided that CCDP shall have no obligation to assist CSUK in the circumstances set forth in Clauses 7.3.2, 7.3.3 or 7.3.4 or 7.3.5.
5.9 CCDP shall within 2 months of the date of this Agreement deposit the source code of the Programs in human readable form with the National Computing Centre ("NCC") and enter into a source code deposit agreement with the NCC. Such agreement will all CSUK to have right of access to the source code solely for the purpose of maintaining the Runtime Programs if CCDP shall be the subject of any of the events set forth in Clause 11.3.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

6.       PAYMENT OF LICENCE FEES
6.1 CSUK shall pay to CCDP ******* as a non-refundable licence fee and maintenance fee for the licence granted in Clause 3.1.1 hereof. These fees are due and payable (or due and paid in the case of 6.1.1 only) as follows:
         6.1.1 as to ******* on the signing of the heads of agreement between CCDP and CSUK;
         6.1.2    as to ******* on the date hereof; and
         6.1.3    as to ******* on the Acceptance Date.
6.2 On account and in anticipation of the licence fees due under this Agreement in accordance with Clause 6.3 CSUK agrees to pay CCDP the sum of ******* of which ******* is payable not later than 16th May 1994 and ******* is payable on whichever is the earlier of 31st December 1994 or the date on which the first sale of Application Product is made in accordance with Clause 3.1.2 of this Agreement. Such sums shall not be refundable to CSUK under any circumstances.
6.3
         6.3.1 CSUK shall provide CCDP with a copy of its current Published List Price for the Application Product in each part of the Territory as soon as such price has been determined. CSUK shall not amend the Published List Price more often than once in any period of 3 months ending on a Quarter Day;
         6.3.2 On any licence of an Application Product or any part thereof granted by CSUK to a Sub-Distributor or Customer (except for an Application Product delivered pursuant to a trial licence unless payment of a sub-licence fee is required by Clause 4.4.3) CSUK shall pay to CCDP a licence fee of ***** of the Published List Price.
6.4 CSUK shall within 30 days after each Quarter Day during the continuance of this Agreement and after the end of each month falling within one year after its termination send to CCDP a statement showing the aggregate Published List Price of each Application Product or any part sold in the Territory by CSUK to a Sub-Distributor or Customer during that quarter and the licence fee thereon to which CCDP is entitled pursuant to Clause 6.3 and at the same time send to CCDP a remittance in sterling in respect to that amount.
6.5 CSUK shall keep separate records and accurate accounts of all sales of the Application Product or any part made by it or its Sub-Distributors in the Territory and shall permit CCDP or its duly appointed representatives to inspect all such records and accounts and take copies thereof at all reasonable times and all such records and accounts shall be kept confidential by CCDP in accordance with the terms of Clause 13.2 hereof.
6.6 In addition to the provisions of Clause 4.6 hereof, CSUK shall, if so requested by CCDP within 30 days after the end of any calendar year of this Agreement or after the end of the 12 month period following the termination of this Agreement, provide to CCDP a report from its external auditors as to accuracy of the information submitted by it in respect of that year or period pursuant to

         Clause 6.4. Such report shall be at CCDP's expense unless the information submitted by CSUK in respect of that year or period pursuant to Clause 6.4 is found to be inaccurate in any material way in which case CSUK shall bear the full cost of such report.
6.7 CSUK shall pay the amounts due to CCDP hereunder without any deduction other than such amount (if any) as it is required to deduct by law. IF CSUK is required to make such deduction, it shall do all things in its power which may be reasonably necessary to enable or assist CCDP to claim exemption therefrom under any double tax or similar agreement from time to time in force and shall from time to time give to CCDP proper evidence as to the deduction and payment over of the tax or sums withheld.
6.8 CCDP shall have no obligation to refund to CSUK any licence fees for Application Products.
6.9 CSUK shall pay, as and when chargeable, all import duties, levies or imposts, and all sales, use, value added, property, or other taxes of any nature, assessed upon or with respect to any Programs, Application Products or other products or services ordered by CSUK from CCDP (including, without limitation, the licence fees in Clause 6.3) which are imposed by any community of nations, nation, or political subdivision thereof, but excluding taxes based on CCDP's net income or profits. CSUK shall, and shall cause its Sub-Distributors to, pay on or before their due dates all such taxes, fees, duties and charges which arise out of or in connection with this Agreement or any licence or sub-licence granted herein or any use of the Programs. In the event CCDP is required at any time to pay any such tax, fee, duty or charge, CSUK shall promptly reimburse CCDP therefor. If any successor of CSUK which is resident outside the United Kingdom is required by law to make any deduction or to withhold from any sum payable to CCDP by CSUK or any successor hereunder, then the sum payable by CSUK or any successor upon which the deduction or withholding is based shall be increased to the extent necessary to ensure that, after all deduction and withholding, CCDP receives and retains, free from liability for any deduction or withholding, a net amount equal to the amount CCDP would have received and retained in the absence of required deduction or withholding.
6.10 Save insofar as otherwise expressly provided in this Agreement, all amounts stated in this Agreement are expressed exclusive of value added tax or other applicable sales tax.
6.11 CSUK shall pay to CCDP interest on any amount payable to CCDP hereunder which is not paid promptly and when due at a rate equal to 3% per annum over the base rate from time to time of Barclays Bank Plc.
6.12 All payments to CCDP hereunder shall be paid in pounds sterling unless otherwise agreed by CCDP in writing.
6.13 All shipments to CSUK hereunder shall be ex-works CCDP's offices in Cambridge and all costs for shipping and insurance shall be paid for by CSUK.

7.       WARRANTY
7.1      Subject to the other provisions of this Clause 7, CCDP warrants that:

         7.1.1 for ninety days after delivery of the Programs to CSUK in accordance with Clause 5.1 above, the media in which the Programs are stored shall be free from defects in materials, design and workmanship; and
         7.1.2 that CCDP has the right power and authority to license the Programs upon the terms and conditions of this Agreement; and
         7.1.3 that to its knowledge and belief the Programs do not infringe the copyright of any third party.
7.2 CCDP's sole responsibility under this warranty shall be to replace any defective media returned by CSUK during the ninety day period free of charge.
7.3 CCDP shall have no liability under the foregoing warranty, to the extent permitted by applicable law, to anyone other than CSUK or to the extent that:
         7.3.1 within ninety days after delivery of the Programs to CSUK, CSUK has failed to report in writing any defect claimed to be a breach of warranty.
         7.3.2 the Program has been misused or exposed to environmental or operating conditions other than those specified by CCDP;
         7.3.3 the Program has been damaged, altered by accident, neglect, misuse or other abuse;
         7.3.4 the claimed defect has been caused, in whole or in part, by a person or persons other than CCDP, or by CSUK or the Application Product developed by CSUK or other products or equipment not manufactured or developed by CCDP;
         7.3.5    the claimed defect is in a superseded version of the Program.
7.4 CSUK acknowledges and understands that software in general, including the Programs is not error free and agrees expressly that the existence of any errors or defects in the Programs shall not under any circumstances constitute a breach of this Agreement.
7.5 THE EXPRESS WARRANTY SET FORTH IN THIS CLAUSE 7 IS THE ONLY WARRANTY MADE BY CCDP WITH RESPECT TO THE PROGRAMS AND ANY SERVICES PROVIDED BY CCDP. CCDP MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR ARISING BY CUSTOM OR TRADE USAGE, AND, SPECIFICALLY, MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. CCDP'S EXPRESS WARRANTY SHALL NOT BE ENLARGED, DIMINISHED OR AFFECTED BY, AND NO OBLIGATION OR LIABILITY SHALL ARISE OUT OF, CCDP RENDERING TECHNICAL OR OTHER ADVICE OR SERVICE IN CONNECTION WITH THE PROGRAMS.
7.6 CSUK and its Sub-Distributors shall make no representation or warranty concerning the quality, performance or other characteristics of the Runtime Programs as embedded in the Application Product other than those which are consistent in all respects with, and do not expand the scope of, the warranties of CCDP set forth in this Agreement.
7.7 CSUK acknowledges that it has considerable expertise in producing software products for the Product Market and that it has carefully considered and accepted the provisions of Clause 7 and Clause 8 as being commercially reasonable in view of the purposes of this Agreement.

8.       LIMITATION OF LIABILITY
8.1 CCDP's liability (including liability for the acts and omissions of its employees, agents and sub-contractors), whether in contract, tort including negligence, or otherwise, arising out of or in connection with the Programs or this Agreement shall not exceed the amounts paid to CCDP by CSUK for the applicable copy of the Program that gave rise to any claim.
8.2 IN NO EVENT SHALL CCDP OR ITS LICENSORS BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR TORT DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS, LOSS OF GOODWILL, LOSS SUFFERED BY CSUK AS A RESULT OF AN ACTION BROUGHT BY A THIRD PARTY OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE PERFORMANCE OF THE PROGRAMS OR CCDP'S PERFORMANCE OF SERVICES OR OF ANY OTHER OBLIGATIONS RELATING TO THIS AGREEMENT OR THE PROGRAMS, WHETHER OR NOT CCDP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
8.3 Nothing in this Agreement shall be taken to exclude any liability for death or personal injury which cannot be excluded or restricted under the terms of the Unfair Contract Terms Act 1977.
8.4 CSUK shall include in each Customer sub-license agreement and each Sub-Distributor agreement relating to any of the Programs appropriate provisions effective to limit the liability of CCDP as provided in this Agreement.
8.5 IN NO EVENT SHALL CCDP BE LIABLE FOR ANY DAMAGES OR CLAIMS ARISING OUT OF OR RELATED TO CSUK'S UNAUTHORISED USE OF CCDP'S TRADEMARKS.
8.6 CCDP shall always be afforded reasonable opportunity to correct any deficiency in the Programs before it is considered to be in breach of its obligations under this Agreement.
8.7 With the exception of claims in respect of death or personal injury, the parties shall be discharged of all liability in respect of any transaction subject to this Agreement, whether in contract or in tort, including negligence, unless suit is brought within three years after the party bringing the suit first becomes, or should reasonably have become aware of the facts constituting the cause of action.

9.       PATENT, DESIGN RIGHT, COPYRIGHT AND TRADE SECRET INDEMNITY
9.1 CCDP shall defend or, at it option, settle, any claim, action or proceeding brought against CSUK on grounds (a) that the Program infringes a United Kingdom patent, design right, copyright or trade secret or (b) that CCDP does not have the right to grant the licenses granted herein, and shall indemnify CSUK against all damages and costs reasonably incurred (to be taxed if not agreed) against CSUK in any such action or proceeding which results from any such claim. CCDP shall have no liability under this Clause 9 unless CSUK (c) promptly notifies CCDP in writing of the claim (d) gives CCDP full authority, information and assistance to defend such claim and (e) gives CCDP sole control of the defence of such claim and all negotiations for the compromise or settlement thereof. If a Program or any part thereof becomes, or in CCDP's opinion is likely to become, the subject of a valid claim of infringement or the like under any patent, design right, copyright or trade secret law, CCDP shall have the right, at its option and expense, either to obtain for CSUK a licence permitting the continued use of the Program or such part, to replace or modify it so that it becomes non-infringing, or to refund an amount equal to the depreciated licence fee paid by CSUK for the Program (calculated on a straight line basis over a five-year life) and to terminate the license therefor. CCDP shall have no liability hereunder for any costs incurred or settlement entered into without its prior written consent. CCDP shall have no liability hereunder with respect to any claim based upon
         (f) the operation of an Application Program or the combination of the Program with other products insofar as such claims relate to other products not furnished by CCDP (g) any addition to or modification to the Program by any person or entity other than CCDP or (h) CCDP furnishing to CSUK any information, data, service and applications assistance, other than the Programs and the instructional and operational manuals relating thereto.
9.2 THE PROVISIONS OF THIS CLAUSE 9 STATE THE EXCLUSIVE LIABILITY OF CCDP AND THE EXCLUSIVE REMEDY OF CSUK OR ITS SUCCESSORS WITH RESPECT TO ANY CLAIM OF PATENT, DESIGN RIGHT, COPYRIGHT, TRADE SECRET OR ANY OTHER INTELLECTUAL PROPERTY RIGHT INFRINGEMENT BY THE PROGRAMS OR CLAIM THAT CCDP LACKS THE RIGHT TO GRANT THE LICENCES GRANTED HEREIN, ANY PART THEREOF OR THE USE THEREOF, AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AND INDEMNITIES WITH RESPECT THERETO.

10.      PROPRIETARY RIGHTS AND PROTECTION OF PROGRAMS
10.1 CSUK agrees that the Programs, related documentation, manuals and other Proprietary Material provided to CSUK hereunder are proprietary information of CCDP and its licensors and that CCDP and its licensors shall retain all title, copyright, design, patent and other proprietary rights to all Proprietary Material and to all copies thereof.
10.2 CSUK acknowledges that the Proprietary Material constitutes a valuable asset of CCDP. CSUK shall hold the Proprietary Material strictly confidential and shall utilise it only in accordance with the terms of this Agreement. Except as expressly permitted by this Agreement, CSUK shall limit the use of, and access to, the Programs and all other Proprietary Material to its employees or agents whose use of or access to the Programs and all other Proprietary Material is necessary for CSUK's business. CSUK shall, by all appropriate means, prevent unauthorised disclosure, publication, display or use of any Proprietary Material including, where applicable, obtaining written binding agreements for any disclosees to keep such Proprietary Material in confidence to the same extent at least as CSUK is so bound hereunder.
10.3 CSUK shall not remove any copyright, proprietary rights or confidentiality notices included in or affixed to any Proprietary Material, and shall legibly reproduce all such notices on any copies of Proprietary Material which CSUK shall make.
10.4 Except as specifically permitted in Clause 3.1, Clause 10.5 and in this Clause 10.4, CSUK shall not copy, alter, modify, adapt or reverse engineer any Programs, including, without limitation, any related documentation, whether by converting, translating, de-compiling, disassembling, creating derivative works, or merging the Programs or any part thereof with any other software. If CSUK wishes to obtain information necessary to achieve interoperability of an independently created computer program with the Programs or other programs ("Interoperability Information"), then CSUK shall notify CCDP in writing, specifying the nature of the Interoperability Information it needs and the purposes for which it will be used. CCDP may, at its option, make available such Interoperability Information to CSUK and CSUK shall provide all information and assistance reasonably requested by CCDP to enable CCDP to make such Interoperability Information. If CCDP decides not to make such Interoperability Information available to CSUK, then provided that CSUK complies with the conditions set forth in Clause 50B(3) of the Copyright, Designs and Patents Act 1988, CSUK shall be entitled to reverse engineer the Programs solely to obtain such Interoperability Information and to use such Interoperability Information to the extent necessary for the purpose of achieving interoperability of an independently created computer program with the Programs or other programs.
10.5 Except as specifically permitted in Clause 3.1, Clause 10.4 and this Clause 10.5, CSUK shall not copy any of the Proprietary Material without the prior written permission of CCDP. CSUK shall have the right to make copies of the object code of the Programs for back-up purposes, to replace a defective copy or for program error verification (but excluding error correction) so far as is necessary for the purposes of CSUK as a lawful user as defined in Clause 50A of the Copyright, Designs and Patent Act 1988.
10.6 CSUK shall use CCDP's trademark MUSCAT in accordance with the terms of Clause 4.2 only but not otherwise.
10.7 Within thirty days after the termination or expiration of this Agreement for any reason, CSUK shall return to CCDP all materials provided to it by CCDP hereunder, including, without limitation, all Proprietary Material and all copies thereof in the possession, custody or control of CSUK and shall destroy or render unusable all other Proprietary Material and copies thereof which for any reason cannot be delivered to CCDP. In such event, an executive officer of CSUK shall certify in writing to CCDP that all Proprietary Material has been delivered to CCDP or destroyed and that use of the Program has been discontinued by CSUK. In no event shall CSUK be entitled to any refund or credit against any portion of the licence fees by reason of the return or destruction of Programs pursuant to this Clause 10.7.

11.      TERM AND TERMINATION
11.1 This Agreement shall, subject to clause 5.3, be effective from the date hereof and shall remain in effect for an initial five year period thereafter, unless earlier terminated as provided herein.
11.2     If CSUK shall:

         11.2.1 disclose, publish, display or otherwise make available any Proprietary Material to any person in violation of Clause 10 hereof; or
         11.2.2 materially fail to perform, or be in material breach of any of its obligations hereunder (including any payment obligation) and, if such breach is capable of remedy, fail to remedy such failure or breach within thirty days after receipt of notice from CCDP with respect thereto then CCDP may terminate this Agreement and the licences granted to CSUK and its Sub-Distributors hereunder by giving written notice of termination to CSUK, effective immediately.
11.3 This Agreement may be terminated by CCDP if CSUK shall convene a meeting of its creditors, or if a proposal shall be made for a voluntary arrangement within Part I of the Insolvency Act 1986, or a proposal for any other composition scheme or arrangement with (or assignment for the benefit of) its creditors, or if CSUK shall be unable to pay its debts within the meaning of Clause 123 of the Insolvency Act 1986, or if a trustee receiver administrative receiver or similar officer is appointed in respect of all or any part of the business or assets of CSUK, or if a petition is presented or a meeting is convened for the purpose of considering a resolution, or other steps are taken for the winding up of CSUK, or for the making of an administration order (otherwise than for the purpose of an amalgamation or reconstruction), or upon the occurrence of the equivalent events under any other relevant jurisdiction.
11.4 Expiration or termination of this Agreement (a) shall not relieve either party of any obligation to pay amounts due as a result of transactions occurring prior to such expiration or termination and (b) shall not, subject to Clause 5.3, terminate the Application Product licences granted to Customers in accordance with this Agreement. Following any termination or expiration of this Agreement, CSUK shall return all Proprietary Material to CCDP as set forth in Clause 10.7 and CSUK shall supply CCDP with a complete listing of all Customers and Sub-Distributors who have copies of the Runtime Programs. Such listing shall include each Customer and Sub-Distributor's name, address, telephone number, customer contact, and the Program, platform operating system and host identification number for each Application Program licensed to each such Customer or Sub-Distributor.
11.5 CSUK acknowledges that this Agreement is for a limited period only. The expiration or termination of this Agreement at the end of the original term or any renewal term shall not give rise to the payment of any indemnity, compensation or damages whatsoever by either party to the other. Without limiting the generality of the foregoing, CSUK agrees that the expiration of this Agreement or the termination of this Agreement by either party at the end of the original term or any renewal term shall not entitle CSUK to any termination or severance compensation or to any payment in respect of any goodwill established by CSUK during the initial term of this Agreement, or any renewals hereof, or render CCDP liable for damages on account of the loss of prospective profits loss of opportunity or any consequential loss or on account of any expenditure, investment or obligation incurred or made by CSUK. CSUK further agrees to make every effort to minimise its costs and expenses related to this Agreement in the event this Agreement is terminated or not extended for an additional term.
11.6 Following expiration of this Agreement, but not termination pursuant to Clauses 11.2.1 or 11.3 hereof, CCDP shall grant to CSUK a license to use the Programs for the sole purpose of providing Application Product maintenance services to CSUK's Customers, provided that (a) such licence shall be subject to the terms and conditions of CCDP's then-standard written licence agreement for such Programs (b) CSUK shall enter into and execute such agreement (c) CSUK shall pay CCDP maintenance fees in accordance with CCDP's then-current price list and
         (d) CSUK shall comply with all the other terms of Clause 11 hereof.

12.      INDEMNITY
         CSUK agrees to indemnify and hold harmless CCDP and its officers, directors, employees and agents, from and against any and all claims, demands, costs and liabilities (including all reasonable legal fees) arising out of or related to any representation, action or omission by CSUK or a Sub-Distributor inconsistent with the terms of this Agreement, including, without limitation, CSUK's unauthorised use of CCDP's trademarks, CSUK's failure to perform its obligations under Clause 4.4 hereof provided that (a) CCDP shall notify CSUK in writing of such a claim and (b) CCDP shall, to the extent reasonable, co-operate with CSUK in the defence or settlement of such claim.

13.      CONFIDENTIALITY
13.1 Both parties agree that neither CSUK nor CCDP shall disclose the nature or substance matter of this Agreement or mention the other party's name in connection with this Agreement in any marketing or publicity material or other similar communications to third parties, without the other party's prior consent in writing, such consent not to be reasonably withheld or delayed provided that CSUK and CCDP hereby agree that a formal public announcement of this Agreement shall be made during the week following the date of this Agreement and the content of that formal public announcement may be repeated without further consent.
13.2 CSUK may from time to time impart to CCDP certain confidential information relating to the Application Products, and any other software developed by CSUK including specifications therefor. CCDP agrees that it shall for the duration of this Agreement and for a period of 5 years after the date of termination or expiration of this Agreement, use all such confidential information which is clearly identified as being proprietary or confidential solely for the purposes of this Agreement and shall not disclose, whether directly or indirectly to any third party such information other than as required to carry out the purposes of this Agreement. In the event of such disclosure, CCDP will obtain from such third parties duly binding agreements to maintain in confidence the information to be disclosed to the same extent at least as CCDP is so bound hereunder.

14.      ENTIRE AGREEMENT
         This Agreement, including the Schedules and Annex attached hereto, sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior oral and written agreements and understandings relating thereto.

15.      NON-WAIVER AND AMENDMENT
         No waiver, alteration, modification, or cancellation of any of the provisions of this Agreement shall be binding unless made in writing and signed by both CCDP and CSUK. The failure of either CCDP or CSUK at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce such provision. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law, in equity or otherwise.

16.      NOTICES
         All notices to be given in connection with this Agreement shall be effective upon receipt, shall be made in writing and shall be sufficiently given if personally delivered or if sent by courier or other express mail service, postage prepaid, addressed to the party entitled or required to receive such notice at the address for such party set forth on the signature page hereof. Either party may by such notice to the other change such address.

17.      ASSIGNMENT
         Neither CSUK or CCDP may assign any of their respective rights under this Agreement to any person and delegate any of their respective duties hereunder to any person or entity without the express prior written consent of the other party. CCDP acknowledges that CSUK may want to assign its rights and delegate its duties to Cascade International Inc. or Cascade Systems Inc., formerly known as Advanced Prepress Systems Inc. in the USA and CCDP shall not unreasonably refuse its consent to assignment or delegation to such third parties. The parties agree that, in particular but without limitation, it shall be reasonable for CCDP to withhold its consent if such assignment or delegation would increase its liabilities or reduce its rights (including enforcement rights) under this Agreement under any relevant anti-trust or competition laws or intellectual property laws. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, CCDP and CSUK and their respective legal representatives, successors and permitted assigns.

18.      CONFLICT WITH STATUTE OR LAW
         In the event that any provisions contained in this Agreement or any part thereof shall for any reason be held invalid, illegal or unenforceable in any respect by a court or administrative body of competent jurisdiction, to such extent such provision shall be deemed null and void and severed from this Agreement, and the remainder of this Agreement shall remain in full force and effect. The parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the economic, legal and commercial objectives of the invalid or unenforceable provision.

19.      COMPLIANCE WITH LAWS
19.1 CSUK shall comply with all applicable export control laws, including export controls imposed by the United Kingdom government or any other relevant jurisdiction. Without limiting the generality of the foregoing, CSUK agrees that it shall not export or re-export any Programs, or the direct product thereof, to any country without first obtaining all necessary and required licences, consents and approvals. CSUK acknowledges that shipments of the Programs are subject to the export laws of the United Kingdom and that such laws could delay or preclude delivery of Programs in the future. CSUK shall, at its sole cost and expense, obtain and maintain in effect all permits, licences and other consents necessary to the conduct of its activities hereunder.
19.2 CSUK shall inform CCDP of any and all government requirements, approval procedures or filings in the Territory relevant to this Agreement. If any approval of this Agreement or related agreements is required to make it effective or to make CCDP's rights hereunder enforceable (including, without limitation, for any licences to the US Federal Government or an agency thereof), or otherwise to protect CCDP's proprietary rights hereunder, or to comply with exchange regulations or other requirements so as to allow payments to CCDP in connection with the licensing of the Application Product, CSUK shall immediately take all such required action, and any charges incurred shall be or the account of CSUK. CSUK shall keep CCDP currently informed of its efforts in this area. CCDP shall have no obligation to export Programs to any country in the Territory until CSUK has provided CCDP with satisfactory evidence that either any such approval or filing is not required or all such requirements have been met and all such approvals and filings have been obtained.

20.      NO PARTNERSHIP OR AGENCY
         CSUK agrees that it, and each Sub-Distributor, is an independent contractor and that this Agreement and the relations between CCDP and CSUK hereby established do not constitute a partnership, joint venture, agency or contract of employment between them, or any other similar relationship.

21.      FORCE MAJEURE
         Neither CSUK nor CCDP shall be liable for any delays in the performance of any of their respective obligations hereunder due to causes beyond their reasonable control, including, without limitation, fire, strike, war, riots, acts of any civil or military authority, acts of God, judicial action, unavailability or shortages of labour, materials or equipment, failure or delays in delivery of vendors and suppliers or delays in transportation.

22.      SURVIVAL
         CSUK agrees that the provisions of Clauses 6, 7, 8, 9, 10, 11, 12, 13.1, 19, 22, 23 and 24 shall survive the expiration or earlier termination of this Agreement for any reason.

23.      EQUITABLE RELIEF
23.1     The covenants and agreements of CSUK and CCDP in Clauses 4.4, 10 and
         13.2 hereof are of a special and unique character, and CSUK and CCDP acknowledge that money damages alone will not reasonably or adequately compensate CCDP or CSUK for any breach of such covenants and agreements.
23.2 CCDP and CSUK expressly agree that in the event of the breach or threatened breach of any such covenants or agreements, in addition to other rights or remedies which CCDP or CSUK may have, at law, in equity, or otherwise, CCDP or CSUK shall be entitled to injunctive or other equitable relief compelling specific performance of, and other compliance with, the terms of such Clauses.

24.      APPLICABLE LAW AND JURISDICTION
24.1 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of England and the parties hereto agree to submit to the non-exclusive jurisdiction of the English Courts.

25.      HEADINGS
25.1 Headings to sections in this Agreement are for the purposes of information and identification only and shall not be construed as forming part of this Agreement.

AS WITNESS the parties hereto have caused this Agreement to be signed the date first above written by their respective duly authorised signatories.


CCDP:                                    CSUK:


DR. MARTIN PORTER                        PAUL BAKER


/s/ Martin Porter                        /s/ Paul Baker
-------------------------------------    ---------------------------------------
JOHN SNYDER                              PHIL WILLIAMS


/s/ John Snyder                          /s/ Phil Williams
-------------------------------------    ---------------------------------------

SIGNED by Dr. Martin Porter and John        SIGNED by Paul Baker and Phil
Snyder for and on behalf of                 Williams for and on behalf of
FOOTPRINTS INTERNATIONAL LIMITED            CASCADE SYSTEMS LIMITED of
(trading as Cambridge CD Publishing) of     St. James Yarn Mill
St. Johns Innovation Centre                 Whitefriars
Cowley Road                                 Norwich NR3 1SH
Cambridge CB4 4WS                           in the presence of:
in the presence of:


/s/ S.A. Farrow                             /s/ Cheryl Dunn
   S.A. Farrow                                 Cheryl Dunn

SCHEDULE 1

The Programs delivered to Cascade Systems Ltd. under this agreement comprise the following items:

A. Muscat modules as listed below in List 1, delivered as binary modules for both little-endian and big-endian machines.

B. "C" software drivers for the MUSCAT API, including machine code interpreter. These enable Muscat to be implemented on most machines which recognise "C".

C.       Executables for MUSCAT running under DOS, Windows and SUN OS4.1.1.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.


LIST 1

*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******
*******

DATED                              28th April                               1994
--------------------------------------------------------------------------------







                        DEED OF ASSIGNMENT AND AMENDMENT

                                   relating to

                  a Software Licence and Distribution Agreement



                  FOOTPRINTS INTERNATIONAL LIMITED        (1)
                     (trading as Cambridge CD Publishing)

                  CASCADE SYSTEMS LIMITED                 (2)

                  CASCADE SYSTEMS INCORPORATED            (3)














                                 LAWRENCE GRAHAM
                                   190 Strand
                                     London
                                    WC2R 1JN

                                Tel: 071 379 0000

                               Ref: WXB/0008894.01

THIS DEED OF ASSIGNMENT AND AMENDMENT is made this 28th day of April 1994

BETWEEN:

(1) FOOTPRINTS INTERNATIONAL LIMITED whose registered office is at St. Mary's House, 47 High Street, Trumpington, CB2 2HZ, trading as Cambridge CD Publishing ("CCDP");

(2) CASCADE SYSTEMS LIMITED whose registered office is at 2 Norwich Business Park, Whiting Road, Norwich NR4 6DJ ("CSUK"); and

(3) CASCADE SYSTEMS INCORPORATED whose principal place of business is at 1 Corporate Drive, Andover, Massachusetts, 01810, USA ("CSUSA")

WHEREAS:

(A) By virtue of a Software Licence and Distribution Agreement (the "Agreement") dated 18th March 1994 between CCDP and CSUK, CCDP has granted to CSUK the right to use the Programs in the Product Market in the Territory (as all such terms are therein defined) upon the terms and conditions of this Agreement.

(B) CSUK wishes to assign and grant to CSUSA all rights and benefits and delegate to CSUSA all duties in and to the Agreement and CCDP consents to such assignment on the terms and conditions and subject to the amendments to the Agreement hereinafter appearing.

NOW THIS DEED WITNESSETH as follows:

1. In consideration of the sum of P1 (receipt of which is hereby acknowledged) CSUK hereby assigns and grants to CSUSA all those rights and benefits contained in the Agreement.

2. The Agreement shall from the date above written be amended to incorporate the following changes:

2.1 In Clause 1 the words "which shall have a minimum published list price of P2,500 or the US dollar equivalent" at the end of the definition of the "Index Product" shall be deleted;

2.2 In Clause 1 the words "The Reader Product shall have a minimum published retail list price of P200 or the US dollar equivalent" at the end of the definition of the "Reader Product" shall be deleted;

2.3 In Clause 3.2 the words "part of rather than the whole of" shall be deleted and the following words shall be substituted therefor "a separate Index Product or Reader Product which is not part of";

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

2.4 An additional Clause 5.10 shall be added as follows: "In this Agreement, the reasonable food, lodging, travel and incidental costs and expenses incurred by CCDP's employees or agents in connection with the provision of any consulting or training services shall be borne by CSUK";

2.5 In Clause 6.3.1 the words "CSUK shall not amend the Published List Price more often than once in any period of 3 months ending on a Quarter Day" shall be deleted;

2.6 In Clause 6.3.2 after the words "licence fee of ***** of the Published List Price" the following words shall be added" and such licence fee shall in no event be less than ***** for each Index Product and ***** for each Reader Product";

2.7 In Clause 6.4 the words "in sterling in respect of that amount" shall be deleted and the following words shall be added in substitution therefor "in the same currency, namely US dollars, Canadian Dollars or pounds sterling as the currency of the Published List Price applicable to the sale."

2.8 All other terms and conditions of the Agreement shall remain in full force and effect and references herein shall be references to the Agreement as amended and/or supplemented by the terms hereof.

3. CSUSA hereby agrees to observe and comply with all the terms of the Agreement and to perform from the date hereof all obligations on the part of CSUK to be performed by virtue of the Agreement as if CSUSA had been a party to the Agreement and had been defined therein as "CSUK" and shall keep CCDP indemnified against any non-observance or non-performance of the same.


IN WITNESS whereof this document has been executed and delivered as a Deed the day and year first before written.


EXECUTED as a Deed
for and on behalf of FOOTPRINTS
INTERNATIONAL LIMITED
in the presence of:
                                             Director: /s/ John Snyder


                                             Director

EXECUTED as a Deed
for and on behalf of CASCADE
SYSTEMS LIMITED
in the presence of:
                                             Director: /s/ Paul Baker


                                             Director: /s/ W.D. Smith
EXECUTED as a Deed
for and on behalf of CASCADE
SYSTEMS INCORPORATED
in the presence of:
                                             Director: /s/ Malcolm P. McGrory


                                             Director: /s/ Andrew Zimmon

                            DATED: 2ND FEBRUARY 1996




                               (1) MUSCAT LIMITED




                        (2) CASCADE SYSTEMS INCORPORATED




                           (3) CASCADE SYSTEMS LIMITED






                   -------------------------------------------

                         FIRST ADDENDUM TO A LICENCE AND
                             DISTRIBUTION AGREEMENT
                              DATED 18TH MARCH 1994

                   -------------------------------------------

THIS FIRST ADDENDUM is made the 2nd day of February 1996

BETWEEN:

(1) MUSCAT LIMITED whose registered office is at St. Mary's House, 47 High Street, Trumpington CB2 2HZ ("CCDP"); and

(2) CASCADE SYSTEMS INCORPORATED whose principal place of business is at 1 Corporate Drive, Andover, Massachusetts 01810 USA ("CSUSA"); and

(3) CASCADE SYSTEMS LIMITED whose registered office is at 2 The Norwich Business Park, Whiting Road, Norwich NR4 6DJ ("CSUK")

WHEREAS:

(A) CCDP and CSUK entered into a Licence and Distribution Agreement on 18th March 1994 ("the Licence Agreement") and CCDP, CSUK and CSUSA assigned and amended the Agreement by a Deed of Assignment and Amendment on the 28th April 1994 ("the Deed of Assignment"). The Deed of Assignment and the Licence Agreement shall jointly be referred to as "the Agreement".

(B) The Parties hereby wish to amend and extend certain terms of the Agreement.


NOW THIS DEED WITNESSETH AS FOLLOWS:

PART I

1. CCDP, CSUK and CSUSA agree that with effect from 28th April 1994, the Deed of Assignment be amended to incorporate the following changes:

         1.1 Clause 1 shall be deleted and the following shall be substituted therefor: "In consideration of the sum of P1 (receipt of which is hereby acknowledged) CSUK hereby assigns and grants to itself and CSUSA to be held jointly as tenants in common all those rights and benefits contained in the Agreement as if CSUSA and CSUK had both been parties to the Agreement and both had been defined therein as "CSUK".

         1.2 Clause 3 shall be deleted and the following shall be substituted therefor: "CSUSA and CSUK hereby agree to comply with all the terms of the Agreement and to be jointly and severally liable to CCDP for and to perform from the 28th April 1994, all the obligations on the part of CSUK to be performed by virtue of the Agreement as if CSUSA and CSUK both had been parties to the Agreement and both had been defined therein as "CSUK".

PART II

1. CCDP, CSUK and CSUSA agree that this First Addendum is supplementary to and forms part of the Agreement which from the date above written be amended to incorporate the following changes.

2. Clause 1 of the Licence Agreement ("Definitions") is amended with effect from the date above written as follows:

"Application Product
or Products"               shall mean an integrated product comprising the Index
                           Product linked with one or more Reader Products developed by CSUK using the Programs in accordance with Clause 3.1.1 hereof and incorporating the Runtime Programs.

"CCDP MUSCAT
WebExplorer Code"          shall mean the C and Perl code and any Updates
                           supplied by CCDP to CSUK upon the signing of this Addendum to assist CSUK to develop the CCDP MUSCAT
                           WebExplorer Extension.

"CCDP MUSCAT
WebExplorer Extension"     shall mean a software program which is a customised
                           version of the CCDP MUSCAT WebExplorer Code integrated with CSUK's MediaSphere system providing the ability to search using free text and fielding searches across the data set, using HTTP and HTML protocols.

"CDROM Client Product"     shall mean an information storage product which
                           includes one or more Reader Products and one or more indexes created by an Application Product, already purchased by a Customer or produced internally by CSUK, where the Index Product used to create the index(es) is not linked via electronic cable, satellite or other communications means to the Reader
                           Product on the information storage medium. The CDROM
                           Client Product definition includes CD-ROM, CD-I and other mass distribution digital storage products produced by CSUK or a Customer which include any part of the Runtime Programs or any binary files created using any part of the Application Product.

"Customer"                 shall mean a sub-licensee of one or more Application
                           Products or CDROM Client Product or CCDP MUSCAT
                           WebExplorer Extension, in the Territory.

"MediaSphere"              An example of an Application Product developed by
                           CSUK using the Runtime Programs as demonstrated by CSUSA at Seybold Boston 1994 and publicised and documented as "MediaSphere" in recent editions of the national press and trade journals.

"Net Selling Price"        shall mean the price at which the Application
                           Product, CDROM Client Product and CCDP MUSCAT
                           WebExplorer Extension and each part thereof is actually invoiced (excluding local sales taxes) by CSUK to a Customer or Sub-Distributor.

"Product Market"           shall mean any and all markets.

"Program or Programs"      shall mean CCDP's indexing and text retrieval
                           software programs known as MUSCAT together with the CCDP MUSCAT WebExplorer Code, a standard Application
                           Program Interface which enables the MUSCAT program to be linked with, and called from, other programs (as listed in Schedule 1 and Schedule 1A) in machine readable binary code and all Updates thereof furnished to CSUK. "Programs" shall include all Runtime Programs and any Updates to the Programs.

"Runtime Programs"         shall mean the Programs or portions of the Programs
                           or other programs which are derived directly or indirectly from and which use the technology incorporated in the Programs that are embedded in the Application Product, the CDROM Client Product or the
                           CCDP MUSCAT WebExplorer Extension as a result of CSUK's operation of the Programs in accordance with Clause 3.1.1 hereof.

"Sub-Distributor"          shall refer to a party which has an agreement with
                           CSUK to distribute Application Products or CDROM
                           Client Products or CCDP MUSCAT WebExplorer
                           Extensions.

"Territory"                shall mean worldwide.

"Updates"                  shall mean error corrections, modifications and
                           updates that CCDP incorporates officially into its standard English language version of any of the Programs or the CCDP MUSCAT WebExplorer Code, as applicable, together with related documentation if any.

3.       Clause 2.1.2 of the Licence Agreement shall be deleted.

4.       Clause 3.1 of the Licence Agreement shall be supplemented as follows:

         "3.1.5 A licence to operate the Programs and the CCDP MUSCAT WebExplorer Code in accordance with CCDP's instructional and operational manuals for the purposes of CSUK's internal use for development of CDROM Client Product and CCDP MUSCAT WebExplorer Extension, excluding any right to operate or develop any product or system that involves the remote indexing of web servers or that crawls amongst web servers.

         3.1.6 A licence to market and sub-license in the Product market and in the Territory the Runtime Programs as part of and embedded in the CDROM Client Product.

         3.1.7 A licence to market and sub-license in the Product Market and in the Territory the Runtime Programs as part of and embedded in the CCDP MUSCAT WebExplorer Extension excluding any right to market or sub-license the Runtime Programs as part of and embedded in any product or system that involves the remote indexing of web servers or that crawls amongst web servers."

5. Clause 3.2 of the Licence Agreement shall be amended so that after every reference to "Application Products" the words "or CDROM Client Product or CCDP MUSCAT WebExplorer Extension" shall be added.

6.       Clause 3.3 of the Licence Agreement shall be amended as follows:

         "The licences granted herein in Clauses 3.1.1, 3.1.2, 3.1.3 and 3.1.4 shall commence on the Acceptance Date and the licences granted herein in Clauses 3.1.5 and 3.1.6 shall commence on the date of the First Addendum".

7.       A new Clause 4.2.1 shall be added as follows:-

         "4.2.1 CSUK shall (unless otherwise requested by CCDP) include and use the trademark MUSCAT to refer to the MUSCAT search engine or any part included as a Runtime Program in any Application Product or CCDP MUSCAT WebExplorer Extension or CDROM Client Product in all marketing material, publicity material (whether in paper or electronic form) which is produced by or on behalf of CSUK and which (i) describes or refers to the Application Product or CDROM Client Product or CCDP MUSCAT WebExplorer Extension, or (ii) refers to the MUSCAT search engine integrated within the Application Product or CDROM Client Product or CCDP MUSCAT WebExplorer Extension in any way, or
                  (iii) refers to any other trade mark used in connection with technologies incorporated as part of the Application Product or CDROM Client Product or CCDP MUSCAT WebExplorer Extension including, without limitation, Adobe Acrobat and Sybase. Each reference to the trademark MUSCAT shall be in a form approved by CCDP from time to time, shall clearly acknowledge that it is a trademark of CCDP and shall appear with no less prominence than any references to the other trademarks described in (iii) above."

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

8. Clause 4 of the Licence Agreement (except for Clause 4.4.3) shall be amended so that after every reference to the "Application Products" the words "CCDP MUSCAT WebExplorer Extension and the CDROM Client Product" shall be added.

9.       Clause 5 of the Licence Agreement shall be amended as follows:

         9.1 Clause 5.3 shall be amended to add the words "(excluding the CCDP MUSCAT WebExplorer Code) after the words "Program" in the first line thereof.

         9.2 Clause 5.9 shall be amended to add the words "(excluding the CCDP MUSCAT WebExplorer Code) after the word "Programs" in line 2 thereof.

10. The wording of Clause 6.3.2 of the Licence Agreement shall be replaced by the following clauses:-

         "6.3.2.1 On any licence of an Application Product or any part thereof granted by CSUK to a Sub-Distributor or Customer (except for an Application Product delivered pursuant to a trial licence unless payment of a sub-licence fee is required by Clause 4.4.3) CSUK shall pay to CCDP a licence fee as follows:

                  6.3.2.1.1 ***** of the Net Selling Price for Local Area Networks ("LAN")-based applications with a minimum payment of the amount payable for LAN based applications in CCDP's latest published MUSCAT Prices VAR list current at the time of the Licence, appended hereto as Appendix 1, as the same may vary from time to time ("the MUSCAT List");

                  6.3.2.1.2 ***** of any rental payments, lease payments, licence payments, technology access fees or any other charge for access to or the use of the Runtime Programs or any part which are invoiced by CSUK to a third party for Wide Area Network ("WAN")-based applications for remote access by clients with a minimum payment of the amount payable for LAN based applications in the then current MUSCAT List.

                  6.3.2.1.3 ***** of the Net Selling Price for any other Application Product or any part not included in Clauses 6.3.2.1.1 or 6.3.2.1.2 above with a minimum payment of the amount payable for such Application Products (or the nearest equivalent thereto) in the then current MUSCAT List.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

         6.3.2.2           For the avoidance of doubt:-

                           6.3.2.2.1 A single organisation, company or group of companies located on more than one site connected by a WAN ("Organisational WAN") will be treated as a LAN for the purposes of calculating the licence fee under this Clause 6.3.

                           6.3.2.2.2 Servers for Organisational Wan applications are to be deemed to be servers for LAN-based applications for the purpose of determining the price in the MUSCAT List.

                           6.3.2.2.3 Foreign Language Algorithms forming part of any Application Product will be priced in accordance with the MUSCAT List."

11.      A new Clause 6.3.3 of the Licence Agreement shall be added as follows:

         "6.3.3   CCDP undertakes:

                  6.3.3.1 not to increase the prices in the MUSCAT List more than once every quarter;

                  6.3.3.2 if it shall license the same products contained in the MUSCAT List as form part of the Application Products to any other person for the same type of application or product as the Application Product and in the same market sector as that in which CSUK licenses to Customers, at a price which is less than the price offered to CSUK then CCDP will offer such products to CSUK at such lower price.

                  6.3.3.3 to give 30 days' written notice to CSUK of any increase in the prices in the MUSCAT List."

12.      A new Clause 6.3.4 of the Licence Agreement shall be added as follows:

         "6.3.4.1 CSUK shall pay to CCDP ***** of all technology access fees, rental payments, lease payments, royalties or other licence fees or any other charge for access to or the use of the Runtime Programs or any part which are invoiced by CSUK to a third party in respect of CDROM Client Products with minimum payments of such technology access fees or licence fees of the amount payable (or the nearest equivalent thereto) as set out in CCDP's then current MUSCAT List.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.


         6.3.4.2 CSUK shall pay to CCDP licence fees for any Application Products used by CSUK to collate, index or master the CDROM Client Product as if such products were LAN-based Applications as defined in 6.3.2.1."

13.      A new Clause 6.3.5 of the Licence Agreement shall be added as follows:

         "6.3.5.1 For sales of CCDP MUSCAT WebExplorer Extension where all accesses are made exclusively by employees of a single Customer which has previously purchased, or is in the process of purchasing as part of the sale, MediaSphere then CSUK shall pay to CCDP ***** of the Net Selling Price of the CCDP MUSCAT WebExplorer Extension to MediaSphere with a minimum payment of the amount payable for the WebExplorer Extension (Integrators) OEM product in the then current MUSCAT List.

         6.3.5.2 For all access to the CCDP MUSCAT WebExplorer Extension by any third party except that defined in
                           6.3.5.1 CSUK shall pay to CCDP ***** of any licence fees, royalty, access, rental and lease fees which are invoiced by CSUK for CCDP MUSCAT WebExplorer Extension with a minimum payment of the amount payable for the CCDP MUSCAT WebExplorer Extension (Integrators) OEM product in the then current MUSCAT List."

14.      Clause 6.4 of the Licence Agreement is amended as follows:

         "6.4 CSUK shall within 30 days after each Quarter Day during the continuance of this Agreement and after the end of each Quarter Day falling within one year after its termination send to CCDP a statement showing the aggregate Net Selling Price, rental payments, lease payments, licence payments, royalties, technology access fees or any other charge for access or for the use of the Runtime Programs or any part which are invoiced by CSUK to a third party or CCDP MUSCAT WebExplorer Extension or any part or the CDROM Client Product or any part, in the Territory by CSUK during that quarter and the licence fee due thereon to which CCDP is entitled pursuant to Clause 6.3 and at the same time send to CCDP remittance in pounds sterling, converted at the closing mid point on the normal Quarter Day as published in the Financial Times".

15.      A new Clause 6.4.1 of the Licence Agreement shall be added as follows:-

         "6.4.1 The statement referred to in Clause 6.4 above is a completed written statement taking substantially the form of that shown in Schedule 4 of this Agreement".

16.      Clause 11.1 of the Licence Agreement is amended as follows:-

         "11.1 This Agreement shall be effective from the 18th March 1994 and shall remain in effect for an initial ten year period thereafter unless earlier terminated as provided herein."

17.      Clauses 6.5, 6.8, 6.9, 7.6, 11.4, 11.6 and 19.2 shall be amended so that after the reference to the "Application Product" the words "the CCDP MUSCAT WebExplorer Extension and the CDROM Client Product" shall be added.

18. Clause 7.1 shall be amended so that after every reference to the "Programs" the words (CCDP MUSCAT WebExplorer Code)" shall be added.

19. Schedule 1A attached to this Addendum shall be added to Schedule 1 of the Licence Agreement.

20. Schedule 3 attached to this Addendum shall replace Schedule 3 in the Licence Agreement.

21. All other terms of the Agreement remain unaffected by this First Addendum and shall remain in full force and effect.

AS WITNESS whereof this document has been executed and delivered as a Deed the date first above written by their respective duly authorised signatories
CCDP:



/s/ Martin Porter
--------------------------------------
SIGNED as a deed by Dr. Martin Porter,
director for and on behalf of
MUSCAT LIMITED



/s/ John Snyder
------------------------------------
SIGNED as a deed by Mr. John Snyder,
director for and on behalf of
MUSCAT LIMITED


CSUSA:



/s/ Andrew Zimmon
-----------------------------------------------
Executed as a deed under seal by ANDREW ZIMMON,
a director for and on behalf of
CASCADE SYSTEMS INCORPORATED


CSUK:



/s/ Andrew Zimmon
---------------------------------
SIGNED as a deed by ANDREW ZIMMON
a director for and on behalf of
CASCADE SYSTEMS LIMITED



/s/ Graham Frankland
------------------------------------
SIGNED as a deed by GRAHAM FRANKLAND
a director for and on behalf of
CASCADE SYSTEMS LIMITED

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

                                   SCHEDULE 1A

The following files contain all the source code to the MUSCAT WEBEXPLORER (version 2) product using the Local Site indexer (version 4)

*************************************
*************************************
*************************************

********************
********************
********************
********************
********************
********************
********************
********************
********************
********************
********************
********************
********************
********************
********************

*********                                              *******
*********                                              *******
*********                                              *******
*********                                              *******
*********                                              *******
*********                                              *******
*********                                              *******
********
*******
*****

This source code does not permit indexing of remote web-sites. The supply of this source code to CSUK is purely to facilitate Web access to data already stored or indexed by the Mediasphere Application Product on a local server. A licence for CSUK to use this source code in any other way is not permitted.

This source code is supplied to CSUK on one 3.5" floppy disc at the time of signature of the FIRST ADDENDUM on 2nd February 1996.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.


                     Appendix 1               2 February 1996

MUSCAT OEM PRICE LIST

API TECHNOLOGY

----------------------------------------------------------------------------------------------------------------------
MUSCAT OEM PRICE LIST

----------------------------------------------------------------------------------------------------------------------
API TECHNOLOGY                                                                                  RPL                OEM
----------------------------------------------------------------------------------------------------------------------
                                                                                         P STERLING         P STERLING
----------------------------------------------------------------------------------------------------------------------
I)  CORE TECHNOLOGY
----------------------------------------------------------------------------------------------------------------------
MULTI-PLATFORM API DEVELOPMENT KIT (OEMS)
----------------------------------------------------------------------------------------------------------------------
licence for any platform (ref: market sector & territory)                                                        *****
----------------------------------------------------------------------------------------------------------------------
C source code for interpreter
----------------------------------------------------------------------------------------------------------------------
on-board BCPL compiler
----------------------------------------------------------------------------------------------------------------------
full documentation and on-line help
----------------------------------------------------------------------------------------------------------------------
telephone support
----------------------------------------------------------------------------------------------------------------------
re-distribution of Runtime Programs in bespoke applications
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
II) SERVERS
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
BESPOKE "NATIVE" SERVERS
----------------------------------------------------------------------------------------------------------------------
SUN & other UNIX                                                                              *****              *****
----------------------------------------------------------------------------------------------------------------------
VMS & mainframes                                                                              *****              *****
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
MACHINE-CODE INTERPRETER SERVERS
----------------------------------------------------------------------------------------------------------------------
SUN, OS/2, Windows 32, Dos 32                                                                 *****              *****
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
C INTERPRETER SERVERs
----------------------------------------------------------------------------------------------------------------------
Windows 16, DOS 16, SUN, UNIX, OS/2, Mac                                                      *****              *****
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.


----------------------------------------------------------------------------------------------------------------------
III) CLIENTS
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOCAL AREA NETWORK (LAN) PER SINGLE SERVER INSTALLED
----------------------------------------------------------------------------------------------------------------------
SUN, Windows NT, Windows 32 & 16
----------------------------------------------------------------------------------------------------------------------
DOS 32 & 16, OS/2 & other UNIX
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
     1-4                                                                                      *****              *****
----------------------------------------------------------------------------------------------------------------------
     5-10                                                                                     *****              *****
----------------------------------------------------------------------------------------------------------------------
     11-25                                                                                    *****              *****
----------------------------------------------------------------------------------------------------------------------
     16-50                                                                                    *****              *****
----------------------------------------------------------------------------------------------------------------------
     51-100                                                                                   *****              *****
----------------------------------------------------------------------------------------------------------------------
     >100                                                                                     *****              *****
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
IV)  REMOTE CLIENTS
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CD-ROM RUNTIME
----------------------------------------------------------------------------------------------------------------------
i.   Royalty on net selling price                                                             *****              *****
                                                                                                                 *****
----------------------------------------------------------------------------------------------------------------------
ii.  Technology fee for each CD-ROM title (ISBN no.)                                          *****              *****
----------------------------------------------------------------------------------------------------------------------
iii.  Minimum runtime fee                                                                     *****              *****
----------------------------------------------------------------------------------------------------------------------
(ii + (i or ii, whichever  >))
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WIDE AREA NETWORK (WAN)
----------------------------------------------------------------------------------------------------------------------
i.    Equivalent fee per id user (over 20 months)                                             *****
----------------------------------------------------------------------------------------------------------------------
ii.   Technology fee for each WAN service                                                     *****              *****
----------------------------------------------------------------------------------------------------------------------
(i or ii, whichever >)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.




----------------------------------------------------------------------------------------------------------------------
ADDITIONAL API COMPONENTS
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WEBEXPLORER EXTENSION (INTEGRATORSOEM)
----------------------------------------------------------------------------------------------------------------------
"Explorers" server code, with source CGI                                                      *****              *****
----------------------------------------------------------------------------------------------------------------------
Additional to UNIX Server Cost
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LANGUAGE ALGORITHMS
----------------------------------------------------------------------------------------------------------------------
French                           on a single server                                           *****              *****
----------------------------------------------------------------------------------------------------------------------
Italian                          on a single server                                           *****              *****
----------------------------------------------------------------------------------------------------------------------
Russian C                        on a single server                                           *****              *****
----------------------------------------------------------------------------------------------------------------------
Spanish                          on a single server                                           *****              *****
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
MAINTENANCE
----------------------------------------------------------------------------------------------------------------------
20% of software cost per annum
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONSULTANCY
----------------------------------------------------------------------------------------------------------------------
Daily rate                                                                                    *****              *****
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
OTHER MUSCAT  PRODUCTS                                                                        *****              *****
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INDEX-ME                                                                                      *****              *****
----------------------------------------------------------------------------------------------------------------------
quarterly
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WEBEXPLORER LITE                                                                              *****              *****
----------------------------------------------------------------------------------------------------------------------
free-text, single index on local server
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.



----------------------------------------------------------------------------------------------------------------------
WEBEXPLORER                                                                                   *****              *****
----------------------------------------------------------------------------------------------------------------------
free-text and Boolean, multiple indexes on single server
----------------------------------------------------------------------------------------------------------------------
plus consultancy (indexing scripts & Boolean filters)
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
WEBRETRIEVER                                                                                  *****              *****
----------------------------------------------------------------------------------------------------------------------
single index of multiple remotes webservers
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WEBCRAWLER
----------------------------------------------------------------------------------------------------------------------
multi-processing, multi-site web indexing                                                     *****
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOTUS EXPLORER
----------------------------------------------------------------------------------------------------------------------
Server and Client software                                                                    *****              *****
----------------------------------------------------------------------------------------------------------------------
Unlimited client use
----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3

                         Location of Demonstration Sites

In the United Kingdom

         1) Headquarters Office: 16 Maitland Road, Needham Market, Suffolk IP14 8SE

         2) Main Marketing Office: South Quay Plaza II, 183 Marsh Wall, Docklands, London E14 9SH

In the United States of America

         1)       Headquarters Office: 1 Corporate Drive, Andover, MA 01810, USA

         2)       Main Marketing Office: (to be notified)

or such other substituted addresses (but not more than two in each country at any one time) as CSUK shall notify to CCDP in writing from time to time.

                                   SCHEDULE 4

                            QUARTERLY REPORTING SHEET

QUARTERLY REPORTING FORM - INSTALLATION SUBSTANTIALLY COMPLETE

Customer Name

Location

No. of Index Products

No. of Clients

No. of Reader Products

Price Quoted/Invoiced

Revenue Recognised

Royalty to CCDP

Any other comments

QUARTERLY REPORTING FORM - SYSTEMS SOLD BUT NOT INSTALLED OR FOR EVALUATION ONLY

Customer Name

Location

Date of Order

Planned Installation Date

No. of Clients quoted

No. of Reader Products quoted

Price Quoted/Invoiced

Royalty to CCDP

Revenue Recognised

Any other comments

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 2345573

The Registrar of Companies for England and Wales hereby certifies that

CAMBRIDGE CD PUBLISHING LIMITED

having by special resolution changed its name, is now incorporated under the name of

MUSCAT LIMITED

Given at Companies House, Cardiff, the 6th December 1995

                                                           /s/ L. Parry

                                                           MRS. L. PARRY

                                                  For the Registrar of Companies

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 2345573

The Registrar of Companies for England and Wales hereby certifies that

FOOTPRINTS INTERNATIONAL LIMITED

having by special resolution changed its name, is now incorporated under the name of

CAMBRIDGE CD PUBLISHING LIMITED




Given at Companies House, Cardiff, the 6th December 1995

                                                           /s/ P. Bevan

                                                           P. BEVAN

                                                  For the Registrar of Companies

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

SCHEDULE 2

BENCHMARK TESTS FOR MUSCAT

The Benchmark tests to be run for acceptance of Muscat by Cascade Systems Ltd are defined as the following:

1. The tests will be run on the following combinations of hardware and operating systems.

                  SPARC Station LX with SunOS 4.1.3

                  486 PC 33 MHz with 32 bit OS (OS/2 or Windows 32)

2.       The first test will consist of ****************************************
         ************************************ and ********************.

3.       The second test will consist of ***************************************
         which contains a *****************************************************.
         This second acceptance test should be *******************************
         **********************************.

4.       The criterion for acceptance is the following: ************************
         *********************************************************.

                                   SCHEDULE 3

                         Location of Demonstration Sites


In the United Kingdom

         1)       Headquarters Office: St James Yarn Mill, Whitefriars, Norwich
                  NR3 1SH

         2) Main Marketing Office: Little Hyde Farm, Little Hyde Lane, Ingatestone, CM4 ODU


In the United States of America

         1)       Headquarters Office: 1, Corporate Drive, Andover, MA 01810,
                  USA.

         2)       Main Marketing Office: [to be notified]

or such other substituted addresses (but not more than two in each country at any one time) as CSUK shall notify to CCDP in writing from time to time.

                                     ANNEX I

                              COPYRIGHT DECLARATION


I, Dr. Martin Porter, hereby declare for the purposes of the Licence and Distribution Agreement between CCDP and CSUK dated 18th March 1994 that to the best of my knowledge and belief, I own the copyright in the Programs and I have licensed such copyright to CCDP to the extent necessary to allow CCDP to carry out the terms of such agreement and I warrant that Clause 7.1.2 is correct. I make no other declaration whatsoever in connection with the terms of such agreement.



/s/ Martin Porter
-----------------------------
DR. MARTIN PORTER





Dated 18th day of March 1994.